Exhibit 99.2

FIRST AMENDMENT TO SHARE AND ASSET PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO SHARE AND ASSET PURCHASE AGREEMENT (“Amendment”) is entered into as of April 30, 2006, by and between PLASTICON INTERNATIONAL, INC., a Wyoming corporation, presently trading on the Electronic Pink Sheets (“PLNI”), and PROMOLD, INC., a Missouri corporation (“PMI”), and the JOHN P MURPHY III REVOCABLE TRUST NO. J. (the “TRUST”) and the 10315 LLC, a Missouri limited liability company (the “LLC”).

RECITALS

1.

PLNI, PMI, the TRUST and the LLC entered into that certain Share and Asset Purchase Agreement dated as of December 5, 2005 (the “Agreement”) for the purchase of the PMI Shares and the LLC Assets (as those terms are defined in the Agreement) by PLNI, in accordance with the terms and conditions of the Agreement.

2.

The transactions contemplated by the Agreement were to close by no later than December 30, 2006; however, though no fault of PMI, the TRUST or the LLC, the transactions did not close on December 30, 2005.

3.	The parties have decided to extend the closing date of the Agreement several times to accommodate each other from December 30, 2005 to the present time.
4.	The parties now desire to amend the Agreement to reflect certain changes to the Promissory Note, Employment Agreement and the Agreement as agreed upon by the parties thereto and as set forth below.

NOW, THEREFORE, in considerations of the above and foregoing, the parties hereby agree to amend the Agreement as follows:

TERMS AND CONDITIONS OF AGREEMENT

1.	Paragraph 2.1.2 of the Agreement is hereby amended by deleting the following sentence beginning at the end of line 5:

Purchase Price for PMI Shares and LLC Assets: “The Note shall be payable in equal monthly installments over a five year period beginning April 1, 2006 and shall bear an interest rate of five (5%) percent per annum” and by substitiuting in lieu thereof the following new sentence to read as follows:

“The Note shall be payable as follows; Beginning April 1, 2006 and continuing on the first day of each month thereafter, forty eight (48) successive monthly payments of interest shall be paid on the unpaid principal balance a the rate of 6.5% per annum. In lieu of the first principal payment of $125,000.00 on October 1, 2006, PLNI shall immediately issue to JPM a certain number of shares of PLNI’s common stock, which is equal in value to $125,000 based upon the price per share at the close of business on March 30, 2006, subject to the normal CEO restrictions. Commencing on April 1, 2007 and continuing on the first day of every six months thereafter, PLNI shall pay to the TRUST principal payments of $125,000 per month, until the Note has been paid in full.”

2.	Paragraph 5.2 of the Agreement is hereby amended by deleting the same in its entirety and substituting in lieu thereof a new Paragraph 5.2 to read as follows:

JPM Bonus Payment: In addition to JPM’S Basic Compensation and Other Benefits, JPM shall be paid a cash bonus for the fiscal year 2006 and each year thereafter (the “Performance Bonus”) in accordance with the terms of that certain letter dated April ___, 2006 from Jim Toohey to JPM, a copy of which is attached hereto and incorporated by this reference herein.

3.	Paragraph 5.6, subparagraph one of the Agreement is hereby amended by deleting the same in its entirety and by substituting in lieu thereof a new subparagraph one to read as follows:

Release of JPM Personal Guarantees: The original certificate representing the 1,000 PMI Shares registered in the name of the TRUST and an original assignment of the PMI Shares executed by the TRUST and an original Bill of Sale executed by the LCC shall be released to Escrow Agent at Closing, and a new certificate representing the 1,000 PMI Shares registered in the name of PLNI and an original Stock Pledge Agreement executed by PLNI and Irrevocable Stock Power executed by PLNI shall be released to Riezman Berger at Closing. Prior to Closing, PLNI shall cause Regions Bank to release JPM from his personal guaranty of PMI’S Line of Credit with Regions Bank (“JPM Credit Guaranty”) and deliver said Release and personal guaranty to JPM at the Closing as hereinafter provided.

4.	Paragraph 5.7 of the Agreement is hereby amended by deleting the same in its entirety in that all of the transaction conditions set forth in paragraph 5.7 have been fully satisfied or waived by PLNI.

5.	Paragraph 6.1 of the Agreement is hereby amended by deleting the same in its entirety and substituting in lieu thereof a new Paragraph 6.1 to read as follows:

Transaction Closing: The closing of the transactions as contemplated by this Agreement (the “Closing”) shall take place no later than April 30, 2006 (“Closing Date”), unless otherwise extended in writing by the parties.

6.	Paragraph 6.5, subparagraph one shall be amended by deleting the same in its entirety and substituting in lieu thereof a new subparagraph one to read as follows:

Escrow Conditions, Disbursement and Closing: At or prior to Closing, the following shall take place:

7.	Paragraph 6.5.3 of the Agreement shall be amended by deleting the same in its entirety and substituting in lieu thereof a new paragraph 6.5.3 to read as follows:

Delivery of PMI Shares: If all conditions to the Closing have been satisfied and removed and further provided that all items to be held by Escrow Agent pursuant to this Paragraph 6.5 have been deposited in Escrow Holder’s Client Trust Account and have been disbursed by Escrow Agent or PLINI pursuant to the terms of this Paragraph 6.5 at or prior to the Closing, Riezman Berger, P.C. shall deliver to Escrow Agent the PMI Shares. At Closing, Escrow Agent shall deliver to Riezman Berger, P.C. a new certificate registered in the name of PLINI representing the PMI shares, together with a Stock Pledge Agreement and Irrevocable Stock Power both executed by PLINI to the TRUST and JPM.

8.	Paragraph 6.5.4 of the Agreement shall be amended by deleting the same in its entirety and substituting in lieu thereof a new paragraph 6.5.4 to read as follows:

Delivery of Bill of Sale: If all the conditions to the Closing have been satisfied and removed and further provided that all items to be held by Escrow Agent pursuant to this Paragraph 6.5 have been deposited in Escrow Holder’s Client Trust Account and have been disbursed by Escrow Agent or PLNI pursuant to the terms of this Paragraph 6.5 at or prior to the Closing, Riezman Berger, P.C. shall deliver to the Escrow Agent the Bill of Sale for the LLC Assets.

9.	The last paragraph in Paragraph 6.5 shall be amended by deleting the same in its entirety and substituting in lieu thereof a new last paragraph to read as follows:

Escrow Conditions, Disbursement and Closing: If any of the conditions described in Paragraph 6.5 to be performed by PLNI are not satisfied by PLNI or waived by the TRUST and LLC at the Closing, the TRUST, LLC, and JPM may retain all payments received under this Agreement, and PLNI shall reimburse PMI for all reasonable costs and expenses incurred by PMI in connection with the due diligence and preparation of this Agreement, including without limitation, reasonable attorney’s fees and reasonable accounting fees; and thereafter, this Agreement shall terminate and the parties shall have no further obligations to each other under this Agreement.

10.	Paragraph 6.6 of the Agreement is hereby amended by deleting the same in its entirety and substituting in lieu thereof a new paragraph 6.6 to read as follows:

Close of Transaction: The transactions contemplated by this Agreement shall close upon the satisfaction of the Escrow conditions set forth in Paragraph 6.5 above, but in no event shall the transactions close later than April 30, 2006. In the event the Closing does not occur on April 30, 2006, the parties hereto shall have the rights and remedies set forth in this Agreement, including but not limited to, those rights and remedies set forth in Paragraph 6.5 above.

11.	The notice address for PLNI set forth in Paragraph 6.7 of the Agreement shall be amended by deleting the same in its entirety and substituting in lieu thereof a new notice address for PLNI as follows:

JAMES N. TUREK

3288 Eagle View Lane

Suite 290

Lexington, Kentucky 40509

Phone: (859) 245-5252

Fax: (859) 245-5105

12.	The following sentence shall be added at the end of Paragraph 7.5:

Attorney Fees: Notwithstanding anything to the contrary contained in the Agreement, in the event that this transaction closes on April 30, 2006 or on such Closing Date as may be agreed to by the parties hereto, the parties agree that PLNI, on the one hand, and the TRUST, LLC, and JPM, on the other, shall each be liable for the payment of 50% of all legal fees and expenses incurred by the TRUST, LCC and/or JPM in connection with this transaction, and such fees and expenses shall be paid by PLNI as directed by JPM within ten (10) business days from the final invoice to PLNI.

13.

In the event that there are any inconsistencies or conflicts between the Agreement and this First Amendment to Share and Asset Purchase Agreement, this First Amendment to Share and Asset Purchase Agreement shall govern, but only to the extent of such inconsistency or conflict. All other terms and conditions of the Agreement not amended hereby shall remain in full force and effect.

14.	This Amendment may be signed and delivered by the parties via telefax and any facsimile signature of any party hereto shall be deemed to be the same as the original signature of such party.

PLASTICON INTERNATIONAL, INC.

By: /s/ James N. Turek
James N. Turek, President

THE JOHN P. MURPHY III
REVOCABLE TRUST NO.1

By: /s/ John P. Murray III
John P. Murray III, Trustee

PRO MOLD, INC.

By: /s/ John P. Murray III
John P. Murray III, President

10315 LLC

By: /s/ John P. Murray III
John P. Murray III, Manager

ACKNOWLEDGED AND AGREED TO BY:

ESCROW AGENT

/s/ Carmine J. Bua, Esq.

Carmine J. Bua, Esq.

Dated: 12/31/05